UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA	92691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 487-9500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2009, The Ensign Group, Inc. (the “Company”) and certain of its subsidiaries and General Electric Capital Corporation (“GECC”) entered into Amendment No. 1 and Joinder Agreement (the “Amendment”) to that certain Second Amended and Restated Loan and Security Agreement (the “Agreement”), by and among the Company and certain of its subsidiaries as Borrowers and GECC as Lender, to add three additional subsidiaries of the Company (the “New Borrowers”) as Borrowers under the Agreement and amend the Agreement to establish a reserve as described in the Amendment.

On the same date, pursuant to the Amendment, the Borrowers made a Second Amended and Restated Revolving Credit Note in the original principal amount of $50.0 million (the “Note”) for the benefit of GECC as Lender, to add the New Borrowers to the Note.

The foregoing description of the Amendment and Note does not purport to be complete and is qualified in its entirety by reference to such agreement and instrument, which are attached as Exhibits 10.1 and 10.2. to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On February 3, 2009, the Company issued a press release regarding its expansion into the State of Colorado by acquiring four long-term care facilities in the Denver metropolitan area, consisting of 217 licensed and operational skilled nursing facility beds and 24 operational assisted living units. The transfer was effective February 1, 2009. The Company paid approximately $10,800,000 for the portfolio. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information in this Current Report, including the related exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The foregoing information in this Current Report, including the related exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 and Joinder Agreement, dated February 4, 2009, to the Second Amended and Restated Loan and Security Agreement, by and among the Company and certain of its subsidiaries as Borrowers and GECC as Lender

10.2	Second Amended and Restated Revolving Credit Note, dated February 4, 2009, by certain subsidiaries of the Company

99.1	Press Release of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2009

THE ENSIGN GROUP, INC.

By: /s/ Alan J. Norman
Alan J. Norman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 and Joinder Agreement, dated February 4, 2009, to the Second Amended and Restated Loan and Security Agreement, by and among the Company and certain of its subsidiaries as Borrowers and GECC as Lender

10.2	Second Amended and Restated Revolving Credit Note, dated February 4, 2009, by certain subsidiaries of the Company

99.1	Press Release of the Company